AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                            WORLDWIDE EQUIPMENT CORP.
                              A FLORIDA CORPORATION

                                       AND

                              US CANCER CARE, INC.
                             A DELAWARE CORPORATION

                             DATED: DECEMBER 5, 2000


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                      AGREEMENT AND PLAN OF REORGANIZATION

                            WORLDWIDE EQUIPMENT CORP.
                                       AND
                              US CANCER CARE, INC.

     This Agreement and Plan of Reorganization ("Agreement"), dated as of December 5, 2000, among WORLDWIDE EQUIPMENT CORP. ("WEC"), US CANCER CARE, INC. ("USCC"), A DELAWARE Corporation; and the shareholders of US CANCER CARE, INC. ("USCC Shareholders").

                              W I T N E S S E T H:

         WHEREAS, USCC and WEC are corporations duly organized under the laws of the States of Delaware and Florida, respectively.

         WHEREAS, the USCC Shareholders are the owners of all of the issued and outstanding common and preferred stock of USCC. It is the intention that all of the issued and outstanding common stock of USCC shall be acquired by WEC in exchange solely for its voting stock. For federal income tax purposes it is intended that this exchange shall qualify as a reorganization within the meaning of SEC 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

         WHEREAS, WEC and the USCC Shareholders agree that (i) all of the common shares issued and outstanding of USCC shall be exchanged with WEC for 6,741,942 shares of the common stock of WEC, representing 83.24% of the outstanding common shares; (ii) all the series A preferred stock of USCC shall be exchanged for 1000 Series B voting preferred shares of WEC and (iii) all the Series B preferred stock of USCC shall be exchanged for 1000 Series C voting preferred shares of WEC, and all the Series C preferred stock of USCC shall be exchanged for 1000 Series D voting preferred shares of WEC.

         WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to the provisions of the Florida Statutes.

         NOW, THEREFORE, it is agreed among the parties as follows:

                                    ARTICLE I

                                THE CONSIDERATION

         1.1 THE TRANSACTION. Subject to the conditions set forth herein on the "Effective Date" (as herein defined), all common Shareholders of USCC as of the Effective Date shall exchange all of their shares of USCC for up to 6,741,942 common shares of WEC common stock and the Series A Preferred Stock of USCC shall

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be exchanged for 1000 Series B voting preferred shares of WEC and all the Series
B Preferred Stock of USCC shall be exchanged for 1000 Series C voting preferred shares of WEC, and all the Series C Preferred Stock of USCC shall be exchanged for 1000 Series D voting preferred shares of WEC. The transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") which shall be as soon as possible after all regulatory approvals and shareholder approvals are obtained in accordance with law as set forth in this Agreement, but no later than 30 days after date hereof.

         On the Closing Date, all of the documents to be furnished to WEC and USCC, including the documents to be furnished pursuant to Article VII of this Agreement, shall be delivered to M.A. Littman, to be held in escrow until the Effective Date or the date of termination of this Agreement, whichever first occurs, and thereafter shall be promptly distributed to the parties as their interests may appear.

         1.2 THE EXCHANGE. At the Effective Date, USCC shall become a wholly owned subsidiary of WEC. USCC's shareholders shall receive voting stock as follows:

                  WEC shall issue six million seven hundred forty-one thousand nine hundred and forty-two (6,741,942) restricted shares of its presently authorized and un-issued stock common stock for each share of USCC common stock acquired which is presented for exchange.

                  WEC shall issue 1000 restricted shares of its Series B voting preferred stock in exchange of all the USCC issued and outstanding Series A preferred stock. WEC shall issue 1000 restricted shares of its Series C voting preferred stock in exchange of all the USCC issued and outstanding Series B preferred stock. WEC shall issue 1000 restricted shares of its Series D voting preferred stock in exchange of all the USCC issued and outstanding Series C preferred stock.

         1.3 THE EFFECTIVE DATE. If this Agreement is duly adopted by the holders of the requisite number of shares, in accordance with the applicable laws and subject to the other provisions hereof, such documents as may be required by law to accomplish the Agreement shall be filed as required by law and the appropriate share exchange to effectuate same, and it shall become effective on December____ or such other date as designated by Michael A. Littman shall be the Effective Date for the Agreement.

                                   ARTICLE II

                         ISSUANCE AND EXCHANGE OF SHARES

         2.1 THE TRANSACTION. The shares of $.001 par value common stock of WEC shall be issued by it to USCC common shareholders at closing.

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         2.2 THE  EXCHANGE  AGENT.  The stock  transfer  books of USCC  shall be closed on the Effective Date, and thereafter no transfers of the stock of USCC shall be made. USCC shall appoint an exchange agent ("Exchange Agent"), to accept surrender of the certificates representing the common shares of USCC, and to deliver in exchange for such surrendered certificates, shares of common stock of WEC. The authorization of the Exchange Agent may be terminated by WEC after six months following the Effective Date. Upon termination of such authorization, any shares of USCC and any funds held by the Exchange Agent for payment to USCC shareholders pursuant to this Agreement shall be transferred to WEC or its designated agent who shall thereafter perform the obligations of the Exchange Agent. If outstanding certificates for shares of USCC are not surrendered or the payment for them not claimed prior to such date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and other applicable law, become the property of WEC (and to the extent not in its possession shall be paid over to it), free and clear of all claims or interest of any persons previously entitled to such items. Notwithstanding the foregoing, neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of USCC shares for any amount paid to any governmental unit or agency having jurisdiction of such unclaimed item pursuant to the abandoned property or other applicable law of such jurisdiction.

         2.3 NO FRACTIONAL SHARES. No fractional shares of WEC stock shall be issued as a result of the Agreement. Shares shall be rounded to nearest whole share.

                                   ARTICLE III

                           REPRESENTATIONS, WARRANTIES
                              AND COVENANTS OF USCC

         No representations or warranties are made by any director, officer, employee or shareholder of USCC as individuals, except as and to the extent stated in this Agreement or in a separate written statement, if any (the "USCC Disclosure Statement"). USCC hereby represents, warrants and covenants to WEC except as stated in the USCC Disclosure Statement, as follows:

         3.1 ORGANIZATION AND GOOD STANDING. USCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own or lease its properties and to carry on its business as presently being conducted and enter into and perform each of the transactions, covenants and agreements provided for in this Agreement.

         3.2 EXECUTION AND PERFORMANCE AUTHORIZED. The execution, delivery and performance of this Agreement and all other documents and related agreements contemplated hereunder, have been duly approved by USCC's board of directors and shareholders; such execution and delivery and the consummation by USCC of the

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transactions,  covenants and  agreements  contemplated  hereunder have been duly authorized  by the  taking of all  necessary  corporate  action;  and no further action is required to be taken by law and/or pursuant to the certificate of incorporation, by-laws or otherwise of USCC to authorize the execution, delivery and/or performance of this Agreement, and/or the taking of all action required to be taken by USCC with respect to this Agreement and the consummation of the transactions and performance of this Agreement and the other agreements contemplated hereunder. The Agreement and the other documents contemplated hereunder, are valid and binding and fully enforceable against USCC in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in
granting  equitable  remedies.  No  consent,  authorization,   approval,  order,
license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by USCC for the execution, delivery, or performance of this Agreement and the other agreements referred to herein.

         3.3 ABSENCE OF LITIGATION. There is no material action, lawsuit, proceeding or investigation of any kind or nature pending or, to its knowledge, threatened against USCC before any court, tribunal or administrative agency or board which it reasonably expects, individually or in the aggregate, to materially and adversely: (a) affect the financial condition, results of operations, or prospects of USCC, (b) affect its ability to perform its obligations hereunder, or (c) render any one or more of this Agreement and/or any of the agreements referred to herein and/or the transactions contemplated hereunder void or voidable.

         3.4 NO OTHER DEFAULT AND CONDUCT OF BUSINESS. The execution and delivery of this Agreement and the other agreements referred to herein, and the consummation of the transactions contemplated hereunder will not conflict with or violate or require any consent under and will not result in any breach or termination of certificate of incorporation or by-laws of USCC, any other agreement to which USCC is a party or by which its properties are subject, or by which it is bound, or any statute, judgment, order, or decree of any governmental or regulatory authority. USCC is not in violation of, or in default under, (i) any term or provision of its constitutional documents; (ii) any material term or provision or any financial covenant of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or any or its properties or business is or may be bound or affected; or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over it or any of its properties or business. USCC owns, possesses or has obtained all governmental and other licenses, permits, certifications, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business or operations as presently conducted and all such governmental and other licenses, permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing, and there are no

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proceedings pending or, to the best of its knowledge,  threatened,  or any basis therefor existing, seeking to cancel, terminate or limit such licenses, permits, certifications, registrations, approvals or consents or authorizations, or related to the breach or failure to comply of USCC with any law, rule, regulation, judgment, order or decree and USCC has operated its business in material compliance with all applicable laws, rules, and regulations;

         3.5 PERMITS AND FILINGS. There is no requirement applicable to USCC to make any further filing with, or to obtain any permit, authorization, consent or approval of, any governmental or other regulatory authority as a condition of the lawful consummation of the transactions contemplated under this Agreement.

         3.6 CORPORATE DOCUMENTS. USCC has furnished to WEC true, correct and complete copies of its certificate of incorporation, by-laws and minute book, and a certificate of good standing from the State of Delaware dated within thirty (30) days of the Closing Date. The minute book contains a record, which is complete and accurate in all material respects, of all meetings and all corporate actions of the shareholders and Board of Directors of USCC. USCC is not in material violation or breach of, or in default with respect to, (a) any term of its constitutional documents or any agreement to which it is a party or by which its assets are bound, or (b) any law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over it or its assets.

         3.7 CAPITALIZATION. The authorized capital stock of USCC consists of shares of common stock of which 5,141,942 shares are issued and outstanding, and 5,000,000 shares of preferred stock, of which 1,000 shares have been issued and designated Series A Preferred Stock, 1,000 shares have been issued and designated Series B Preferred Stock; and 1,000 shares have been issued and designated Series C Preferred Stock ("USCC Stock") ("Outstanding USCC Stock"). The shares of Outstanding USCC Stock are duly authorized, validly issued, fully paid, and nonassessable. Except as set forth on Schedule 3.7, there are not as of the date hereof any shares of capital stock issued and outstanding, or any options, warrants, subscriptions, calls, rights, convertible securities or other agreements or commitments to issue, transfer, or sell its capital stock.

         3.8 TAX AND OTHER LIABILITIES. USCC has no liability of any nature, accrued, absolute or contingent, secured or unsecured including without limitation liabilities for payroll and other employee taxes, federal, state, local, or foreign taxes or liabilities to customers or suppliers, other than liabilities which are reflected on the Financial Statements, as defined in
Section 3.19. Except for the liabilities included on the Financial Statement, as of the date of such Financial Statement, USCC had no liabilities, either fixed or contingent, which would have been required to be recorded under GAAP as of such date, and to the knowledge of USCC no such liabilities, other than liabilities arising in the ordinary course of business and/or pursuant to this Agreement have accrued and/or will accrue between such date and the Effective

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Date.  USCC has filed all  federal,  state,  municipal  and local tax returns or proper extensions (whether relating to income, sales, franchise, withholding, real or personal property or otherwise) required to be filed under the laws of the United States and all applicable states, and has paid in full all taxes which are due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing. No penalties or other charges are or will become due with respect to the late filing of any such return. To the best of the knowledge of USCC, after due investigation, each such tax return heretofore filed by USCC correctly and accurately reflects the amount of its tax liability thereunder. USCC has withheld, collected and paid all other levies, assessments, license fees and taxes to the extent required and, with respect to payments, to the extent that the same have become due and payable;

         3.9 LITIGATION AND CLAIMS. There is no material litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, or to the knowledge of USCC threatened, with respect to USCC or any of its business, properties, or assets.

         3.10 PROPERTIES. As of the Effective Date, USCC will have good title to all properties and assets used in its business or owned by it.

         3.11 CONTRACTS AND OTHER INSTRUMENTS. USCC is not in material breach or material violation of or default under any contract or instrument to which USCC is a party and/or by which its assets are bound; and no event has occurred which with the lapse of time or action by a third party could result in a material breach or material violation of or default by USCC under any contract or other instrument to which USCC is a party of by which it or any of its assets are bound or affected, nor is there any court or regulatory order pending against or affecting USCC and/or any of its assets.

         3.12 EMPLOYEES. USCC has no employee and no welfare benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") or otherwise of any kind, nature or description, other than a 401K plan.

         3.13 PRE CLOSING ACTIVITY. Prior to entering into this Agreement and Plan of Reorganization, USCC entered into a Merger Agreement with Florida Cancer Center - Beaches, P.A. USCC shall not enter into or consummate any transactions prior to the Closing other than in the ordinary course of business and will pay no dividend, or increase the compensation of any officer, director or employee and will not enter into any transaction or agreement which would adversely affects its financial condition. USCC shall deliver to WEC at or prior to the Closing copies of any and all reports relating to the financial and/or business condition of USCC which are created or published subsequent to the date hereof together with any reports or communications sent to the stockholders of USCC subsequent to the date hereof.

         3.14 ACCURACY. No statement, representation or warranty contained herein, in any certificate delivered pursuant to this Agreement and/or in any

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report filed with the Securities Exchange Commission (the "Commission") contains or will contain any untrue statement of a material fact or omits to state any material fact necessary to make such statement, representation or warranty not misleading.

         3.15 PURCHASE FOR INVESTMENT PURPOSES. The shareholders of USCC are acquiring the WEC Common Stock as a result of this transaction for investment purposes only and not with the view to the resale or distribution thereof. Each of the shareholders of USCC is an "accredited investor" under the regulations promulgated under the Securities Act of 1933 or otherwise meets one of the definitions for persons entitled to acquire unregistered securities pursuant to an exemption from registration under the 33 Act. Neither USCC nor its shareholders have received and/or relied upon any representations or warranties from WEC other than those contained in this Agreement and the attached schedules or exhibits hereto. USCC represents and warrants that it and its shareholders have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in WEC Stock.

         3.16 INTELLECTUAL PROPERTY. All trade names, inventions, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how, and trade secrets which are used in the conduct of USCC's business, whether registered or unregistered (collectively the "Proprietary Rights") are owned by USCC. To the knowledge of each Seller and USCC, USCC created or developed such Proprietary Rights and such Proprietary Rights are not subject to any restriction, lien, encumbrance, right, title or interest in others. All of the foregoing Proprietary Rights that are not in the public domain stand solely in the name of USCC and not in the name of any shareholder, director, officer, agent, partner or employee or anyone else known to USCC and none of the same have any right, title, interest, restriction, lien or encumbrance therein or thereon or thereto. To the knowledge of USCC, USCC's ownership and use of the Proprietary Rights do not and will not infringe upon, conflict with or violate in any material respect any patent, copyright, trade secret or other lawful proprietary right of any other party, and no claim is pending or, to the knowledge of USCC, threatened to the effect that the operations of USCC infringe upon or conflict with the asserted rights of any other person under any of the Proprietary Rights, and to the knowledge of USCC there is no reasonable basis for any such claim (whether or not pending or threatened). No claim is pending, or to the knowledge of USCC, threatened to the effect that any such Proprietary Rights owned or licensed by USCC, or which USCC otherwise has the right to use, is invalid or unenforceable by USCC and there is no reasonable basis for any such claim (whether or not pending or threatened).

         3.17 A. NO UNDISCLOSED LIABILITIES. USCC does not have any material liabilities or obligations, including, without limitation, contingent liabilities for the performance of any obligation, except for (i) liabilities or obligations which are disclosed or fully provided for in USCC's Financial Statements, (ii) liabilities or obligations disclosed in this Agreement or in any Exhibit or Schedule to this Agreement, and (iii) liabilities not in excess of $500,000 in the aggregate.

         B. ENVIRONMENTAL MATTERS. (i) USCC has not received notice of any violation of or investigation relating to any environmental or pollution law, regulation, or ordinance with respect to assets now or previously owned or operated by USCC that has not been fully and finally resolved; (ii) All permits, licenses and other authorizations which are required under United States, federal, state, provincial and local laws with respect to pollution or protection of the environment ("Environmental Laws") relating to assets now owned or operated by USCC or any of its subsidiaries, including Environmental Laws relating to actual or threatened emissions, discharges or releases of pollutants, contaminants or hazardous or toxic materials or wastes ("Pollutants"), have been obtained and are effective, and, with respect to assets previously owned or operated by USCC, were obtained and were effective during the time of USCC's operation; (iii) To the knowledge of USCC, no conditions exist on, in or about the properties now or previously owned or operated by USCC or any third-party properties to which any Pollutants generated by USCC were sent or released that could give rise on the part of USCC to liability under any Environmental Laws, claims by third parties under Environmental Laws or under common law or the occurrence of costs to avoid any such liability or claim; and (iv) to the knowledge of USCC, all operators of USCC's assets are in compliance with all terms and conditions of such Environmental Laws, permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder, relating to USCC's assets.

         3.18 CERTIFICATE. The representations, warranties, covenants and agreements of USCC contained in this Agreement, including, without limitation, those contained in this Article III, are true, accurate and correct in all respects as of the date hereof and shall be true, accurate and correct and complete, in all respects, as of the Closing.

         3.19     FINANCIAL STATEMENTS AND CONDITION.

                  (a) USCC has delivered to WEC a true, correct, and complete copy of its audited balance sheet, statement of income, statement of retained earnings, and statement of cash flows of USCC for the fiscal year ended December 31, 1999 ("Audited Financial Statements"), and a true, correct, and complete copy of its unaudited financial statements for the period ending October 31, 2000 (the "Interim Statements", the Audited Financial Statements and Interim Statements collectively the "Financial Statements").

                  (c) The Financial Statements were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the period involved, are true, correct and complete in all material

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respects,  are in  accordance  with the books  and  records  of USCC and  fairly present (and will fairly present) together with the notes thereto, the financial position and results of operations of USCC for the periods therein indicated.

                  (d) Since the date of the USCC Audited Financial Statements, there have not been, nor prior to the Closing will there be, any material adverse changes in the business or condition, financial or otherwise, of USCC.

                                   ARTICLE IV

                REPRESENTATIONS, WARRANTIES AND COVENANTS OF WEC

         In order to induce USCC to execute and perform this Agreement, WEC does hereby represent, warrant, covenant and agree (which representations, warranties, covenants and agreements shall be and be deemed to be continuing and survive the execution and delivery of this Agreement, the Closing and the Effective Date) as follows:

         4.1  ORGANIZATION AND QUALIFICATION.

                  (a) WEC is a corporation duly organized, validly existing, and in good standing under the laws of Florida, with full power and authority to own, or lease its properties and to carry on its business as presently conducted and enter into and perform each of the transactions, covenants and agreements provided for in this Agreement. WEC is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

                  (b) WEC has furnished to USCC its Articles of Incorporation and By-Laws, as presently in effect, certified by the Secretary of the corporation. WEC is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or By-Laws.

                  (c)  Except  as  set  forth  in  Schedule   4.1,  WEC  has  no
outstanding preferred stock, conversion rights, options or warrants.

         4.2 EXECUTION AND PERFORMANCE AUTHORIZED. The execution, delivery and performance of this Agreement and all other documents and related agreements contemplated hereunder, have been duly approved by WEC's board of directors and shareholders; such execution and delivery and the consummation by WEC of the transactions, covenants and agreements contemplated hereunder have been duly authorized by the taking of all necessary corporate action; and no further action is required to be taken by law and/or pursuant to the certificate of incorporation, by-laws or otherwise of WEC to authorize the execution, delivery and/or performance of this Agreement, and/or the taking of all action required

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to be taken by WEC with respect to this  Agreement and the  consummation  of the transactions  and  performance  of  this  Agreement  and  the  other  agreements contemplated hereunder. The Agreement and the other documents contemplated hereunder, are valid and binding and fully enforceable against WEC in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in
granting  equitable  remedies.  No  consent,  authorization,   approval,  order,
license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by WEC for the execution, delivery, or performance of this Agreement and the other agreements referred to herein.

         4.3 ABSENCE OF LITIGATION. There is no action, lawsuit, proceeding or investigation of any kind or nature pending or, to its knowledge, threatened against WEC before any court, tribunal or administrative agency or board.

         4.4 NO OTHER DEFAULT. The execution and delivery of this Agreement and the other agreements referred to herein, and the consummation of the transactions contemplated hereunder will not conflict with or violate or require any consent under and will not result in any breach or termination of certificate of incorporation or by-laws of WEC, or any other agreement to which WEC is a party or by which its properties are subject or by which it is bound. Except as set forth on Schedule 4.4, WEC is not in violation of, or in default under, (i) any term or provision of its constitutional documents; (ii) any material term or provision or any financial covenant of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or any or its properties or business is or may be bound or affected; or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over it or any of its properties or business. Except as set forth on Schedule 4.4, WEC owns, possesses or has obtained all governmental and other licenses, permits, certifications, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business or operations as presently conducted and all such governmental and other licenses, permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing, and there are no proceedings pending or, to the best of its knowledge, threatened, or any basis therefor existing, seeking to cancel, terminate or limit such licenses, permits, certifications, registrations, approvals or consents or authorizations, or related to the breach or failure to comply of WEC with any law, rule, regulation, judgment, order or decree;

         4.5 PERMITS AND FILINGS. There is no requirement applicable to WEC to make any further filing with, or to obtain any permit, authorization, consent or approval of, any governmental or other regulatory authority as a condition of the lawful consummation of the transactions contemplated under this Agreement.

         4.6 CORPORATE DOCUMENTS. WEC has furnished to USCC true, correct and complete copies of its certificate of incorporation, by-laws and minute book, and a certificate of good standing from the State of Florida dated within thirty
(30) days of the Closing Date. The minute book contains a record, which is complete and accurate in all material respects, of all meetings and all corporate actions of the shareholders and Board of Directors of WEC. WEC is not in material violation or breach of, or in default with respect to, (a) any term of its constitutional documents or any agreement to which it is a party or by which its assets are bound, or (b) any law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over it or its assets.

         4.7  CAPITALIZATION.  The authorized  capital stock of WEC consists of:
(i) 100,000,000 shares of WEC Common Stock of which 1,357,874 shares shall be outstanding as of the Effective Date and (ii) 1,000,000 shares of preferred stock of which 1,000,000 were designated Series A Preferred Stock of which 900,000 were issued, but none of which are outstanding ("WEC Stock")("Outstanding WEC Stock"). The shares of Outstanding WEC Stock are duly authorized, validly issued, fully paid, and nonassessable. Except as set forth on Schedule 4.7, there are not as of the date hereof any shares of capital stock issued and outstanding, or any options, warrants, subscriptions, calls, rights, convertible securities or other agreements or commitments to issue, transfer, or sell its capital stock.

         4.8 AUTHORITY. WEC has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of WEC have been or as of the Effective Date will have been duly taken to authorize the execution, delivery, and performance of this Agreement by WEC. This Agreement has been duly authorized, executed, and delivered by WEC, constitutes the legal, valid, and binding obligation of, WEC, and is enforceable as to WEC in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies. Except for the provisions of the Colorado Revised Statutes governing the filing of the Statement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by WEC for the execution, delivery, or performance of this Agreement by WEC.

         4.9 WEC COMMON STOCK. All of the shares of WEC Stock to be issued by WEC pursuant to this Agreement shall be duly and validly authorized and, when issued to the shareholders of USCC in exchange for their USCC Stock, duly and validly issued, fully paid and nonassessable and free and clear of all federal and state issuance, stock and/or company taxes, liens, claims, encumbrances and charges.

         4.10 TAX AND OTHER LIABILITIES. WEC has no liability of any nature, accrued, absolute or contingent, secured or unsecured including without limitation liabilities for payroll and other employee taxes, federal, state, local, or foreign taxes or liabilities to customers or suppliers, other than liabilities which are reflected on the audited Financial Statement, or incurred in the ordinary course of business since the date of such Financial Statements in an amount not to exceed $ 2000. Except for the liabilities included on the Financial Statement, as of the date of such Financial Statement, WEC had no liabilities, either fixed or contingent, which would have been required to be recorded under GAAP as of such date, and to the knowledge of WEC no such liabilities, other than liabilities arising in the ordinary course of business and/or pursuant to this Agreement have accrued and/or will accrue between such date and the Effective Date. WEC has filed all federal, state, municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or otherwise) required to be filed under the laws of the United States and all applicable states, and has paid in full all taxes which are due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing. No penalties or other charges are or will become due with respect to the late filing of any such return. To the best of the knowledge of WEC, after due investigation, each such tax return heretofore filed by WEC correctly and accurately reflects the amount of its tax liability thereunder. WEC has withheld, collected and paid all other levies, assessments, license fees and taxes to the extent required and, with respect to payments, to the extent that the same have become due and payable;

         4.11 LITIGATION AND CLAIMS. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, or to the knowledge of WEC threatened, with respect to WEC or any of its business, properties, or assets.

         4.12 CERTIFICATE. The representations, warranties, covenants and agreements of WEC contained in this Agreement, including, without limitation, those contained in this Article III, are true, accurate and correct in all respects as of the date hereof and shall be true, accurate and correct and complete, in all respects, as of the Closing; and at the Closing WEC shall deliver to USCC a certificate, executed by the chief executive officer of WEC remaking, on behalf of WEC, each of the representations, warranties, covenants and agreements of WEC set forth in this Agreement, including without limitation, those set forth in this Article III hereof.

         4.13     FINANCIAL STATEMENTS AND CONDITION.

                  (a) WEC has delivered to USCC: (i) a true, correct and complete copy of its Form 10-SB dated August 30, 2000 ("Registration Statement") filed pursuant to the Securities Exchange Act of 1934, as amended (the "34 Act") which contains therein the audited balance sheet, statement of income, statement of retained earnings, and statement of cash flows of WEC for the fiscal year ended August 31, 1999, (ii) a true, correct, and complete copy of its audited balance sheet, state of income, statement of retained earning, and statement of cash flows of WEC for the fiscal year ended August 31, 2000 (the "Audited Financial Statements"), and (iii) a true, correct, and complete copy of its unaudited financial statements for the period following the Audited Financial Statements (the "Interim Statements", the Audited Financial Statements and Interim Statements collectively the "Financial Statements").

                  (b) The Financial Statements were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the period involved, are true, correct and complete in all material respects, are in accordance with the books and records of WEC and fairly present (and will fairly present) together with the notes thereto, the financial position and results of operations of WEC for the periods therein indicated.

                  (d) Since the dates of the Financial Statements, there have not been, nor prior to the Closing will there be, any material adverse changes in the business or condition, financial or otherwise, of WEC other than the previous reverse stock split.

         4.14 PUBLICLY TRADING. After the Effective Date, the WEC Common stock received by the USCC common shareholders will be in a publicly trading entity under the symbol WWEQ on the OTCBB, and subject to restrictions as set forth in this Agreement and applicable laws.

         4.15 BOARD ACTION. During the period from the date hereof until the Closing there shall not be taken an action by the Board of Directors of WEC without the prior written consent of USCC in each instance.

         4.16 INTELLECTUAL PROPERTY. All trade names, inventions, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how, and trade secrets which are used in the conduct of WEC's business, whether registered or unregistered (collectively the "Proprietary Rights") are owned by WEC. To the knowledge of WEC, WEC created or developed such Proprietary Rights and such Proprietary Rights are not subject to any restriction, lien, encumbrance, right, title or interest in others. All of the foregoing Proprietary Rights that are not in the public domain stand solely in the name of WEC and not in the name of any shareholder, director, officer, agent, partner or employee or anyone else known to WEC and none of the same have any right, title, interest, restriction, lien or encumbrance therein or thereon or thereto. To the knowledge of WEC, WEC's ownership and use of the Proprietary Rights do not and will not infringe upon, conflict with or violate in any material respect any patent, copyright, trade secret or other lawful proprietary right of any other party, and no claim is pending or, to the knowledge of WEC, threatened to the effect that the operations of WEC infringe upon or conflict with the asserted rights of any other person under any of the Proprietary Rights, and to the knowledge of WEC there is no reasonable basis for any such claim (whether or not pending or threatened). No claim is pending, or to the knowledge of WEC, threatened to the effect that any such Proprietary Rights owned or licensed by WEC, or which WEC otherwise has the right to use, is invalid or unenforceable by WEC and there is no reasonable basis for any such claim (whether or not pending or threatened).

         4.17 A. LIENS. To the best of its knowledge after diligent inquiry, no one other than WEC has any right, title, interest, lien, claim, security interest, restriction or encumbrance in, on or to WEC's assets.

                  B. MATERIAL CONTRACTS. Except as otherwise disclosed in the WEC Form 10SB or on Schedule 4.17(b), WEC does not have any material obligation, contract, agreement, lease, sublease, commitment or understanding of any kind, nature or description, oral or written, fixed or contingent due or to become due, existing or inchoate.

                  C. NO UNDISCLOSED LIABILITIES.  WEC does not have any material liabilities or obligations, including, without limitation, contingent liabilities for the performance of any obligation, except for (i) liabilities or obligations which are disclosed or fully provided for in WEC's Financial Statements, (ii) liabilities or obligations disclosed in this Agreement or in any Exhibit or Schedule to this Agreement, and (iii) liabilities not in excess of $2,000 in the aggregate.

                  D. ENVIRONMENTAL  MATTERS.  (i) WEC has not received notice of any violation of or investigation relating to any environmental or pollution law, regulation, or ordinance with respect to assets now or previously owned or operated by WEC that has not been fully and finally resolved; (ii) All material permits, licenses and other authorizations which are required under United States, federal, state, provincial and local laws with respect to pollution or protection of the environment ("Environmental Laws") relating to assets now owned or operated by WEC or any of its subsidiaries, including Environmental Laws relating to actual or threatened emissions, discharges or releases of pollutants, contaminants or hazardous or toxic materials or wastes ("Pollutants"), have been obtained and are effective, and, with respect to assets previously owned or operated by WEC, were obtained and were effective during the time of WEC's operation; (iii) To the knowledge of WEC, no conditions exist on, in or about the properties now or previously owned or operated by WEC or any third-party properties to which any Pollutants generated by WEC were sent or released that could give rise on the part of WEC to liability under any Environmental Laws, claims by third parties under Environmental Laws or under common law or the occurrence of costs to avoid any such liability or claim; and
(iv) to the knowledge of WEC, all operators of WEC's assets are in compliance with all terms and conditions of such Environmental Laws, permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder, relating to WEC's assets.

                                    ARTICLE V

              OBLIGATIONS OF THE PARTIES PENDING THE EFFECTIVE DATE

         5.1 BOARD SUPPORT. This Agreement shall be duly submitted to the shareholders of USCC for the purpose of considering and acting upon this Agreement. The Board of Directors of USCC, subject to its fiduciary obligations to shareholders, shall use its best efforts to obtain the requisite joinder of USCC shareholders of this Agreement and the transactions contemplated herein.

         5.2 ACCESS TO RECORDS. At all times prior to the Effective Date during regular business hours, each party will permit the other to examine its books and records and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

         5.3 SIGNIFICANT DEVELOPMENTS. WEC and USCC shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

         5.4 BEST EFFORTS. All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                                   ARTICLE VI

                             PROCEDURE FOR EXCHANGE

         6.1 PROCEDURES FOR EXCHANGE. At the Effective Date, the exchange shall be effected as set forth in Florida Laws with common stock certificates of WEC being exchanged for USCC common stock certificates as and when submitted to the transfer agent.

                                   ARTICLE VII

                           CONDITIONS PRECEDENT TO THE
                          CONSUMMATION OF THE EXCHANGE

         The following are conditions precedent to the consummation of the Agreement on or before the Effective Date:

         7.1 CLOSING CERTIFICATE. USCC shall have performed and complied with all of its respective obligations hereunder which are to be complied with or performed on or before the Effective Date and WEC and USCC shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         7.2 AUTHORIZATION. This Agreement, the transactions contemplated herein shall have been duly and validly authorized, approved and adopted, at meetings of the shareholders of USCC duly and properly called for such purpose in accordance with the applicable laws.

         7.3 NO COURT ACTION. No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         7.4 LEGAL APPROVAL. All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for USCC and WEC.

         7.5 BRING DOWN CERTIFICATE. The representations and warranties made by USCC and WEC in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Effective Date, except to the extent that such representations and warranties may be untrue on and as of the Effective Date because of (1) changes caused by transactions suggested or approved in writing by USCC or (2) events or changes (which shall not, in the aggregate, have materially and adversely affected the business, assets, or financial condition of WEC or USCC during or arising after the date of this Agreement.)

         7.6 CERTIFICATES. WEC shall have furnished USCC with a certified copy of a resolution or resolutions duly adopted by the Board of Directors of WEC approving this Agreement and the transactions contemplated by it and directing the submission thereof to a vote of the shareholders of WEC.

         7.7 CORPORATE RESOLUTION. USCC shall furnish WEC with a certified copy of a resolution or resolutions duly adopted by the Board of Directors of USCC, approving this Agreement and the transactions contemplated by it.

         7.8 PAYMENT OF LIABILITIES. USCC shall pay at closing the liabilities set forth on Schedule 7.8.

         7.9 HYMOWITZ OPTION. At the Effective Date, Hymowitz shall receive 200,000 options to purchase WEC common stock at $.01 per share. The options shall contain a cashless exercise provision and carry piggyback registration rights. These options shall be granted in exchange for the forgiveness of any and all accrued salary, compensation or other monies due Hymowitz by WEC.

                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT

         8.1 TERMINATION. Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time (whether before or after the approval and adoption thereof by the shareholders of USCC) prior to the Effective Date:

         (a)      By mutual consent of USCC and WEC;

         (b) By USCC, or WEC, if any condition set forth in Article VII relating to the other party has not been met or has not been waived after notice and opportunity to cure;

         (c) By USCC, or WEC, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

         (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;

         (e) By any party if the Agreement Effective Date is not within 30 days from the date hereof.

         8.2 WAIVER. Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

                                   ARTICLE IX

                        TERMINATION OF REPRESENTATION AND
                        WARRANTIES AND CERTAIN AGREEMENTS

         9.1 SURVIVAL. The respective representations and warranties of the parties hereto shall survive the consummation of the Agreement. The covenants and agreements of the parties hereto shall survive in accordance with their terms.

                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         10.2 COUNTERPART. To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument. In addition, agreement of one or more of the USCC Shareholders may be obtained by execution of this Agreement or acknowledgment by an officer of USCC, that USCC has obtained such shareholder(s) consent to become a party to this Agreement.

         10.3 BEST EFFORTS. All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         10.4 AMENDMENT. This Agreement may be amended upon approval of the Board of Directors of each party provided that the shares issuable hereunder shall not be amended without approval of the requisite shareholders of WEC.

         10.5 NOTICE. Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

If to WEC:                 Mitch Hymowitz,
                           599 Hartsdale Avenue, Suite 201
                           White Plains, New York 10607

With a copy to:            Atlas Pearlman,
                           350 East Las Olas Boulevard
                           Ft. Lauderdale, FL  33301
                           Attn:  Joel Mayersohn, Esq.

If to USCC:                Jeffrey A. Goffman
                           700 Ygnacio Valley Rd., Suite 300
                           Walnut Creek, CA  94596

With a copy to:            Michael A. Littman, Esq.
                           7609 Ralston Road
                           Arvada, CO  80033

                           Bruce Whitley
                           Bay Venture Counsel
                           1999 Harrison, Suite 1300
                           Oakland, CA  94612

                           Nathan D. Goldman
                           Stoneburner Berry Goldman & Simmons, P.A.
                           225 Water Street, Suite 2050
                           Jacksonville, FL  32202

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         10.6 PRESS RELEASE. No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of USCC and WEC. However, either USCC or WEC may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

          10.7 GOVERNING LAW;JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed in the State of Florida. WEC and USCC irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of Florida in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. WEC and USCC irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. WEC and USCC agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         IN WITNESS WHEREOF, the parties have set their hands and seals this 17th day of December 2000.


                                       US Cancer Care, Inc.


                                       BY:/s/Jeffrey A. Goffman
                                       ----------------------------------------
                                       Chief Executive Officer

                                       ATTEST:  /s/Jeffrey A. Goffman
                                       ----------------------------------------
                                       Secretary


                                       WORLDWIDE EQUIPMENT CORP.


                                       BY: /s/Mitchell Hymowitz
                                       ----------------------------------------
                                       President

                                       ATTEST:/s/Mitchell Hymowitz
                                       ----------------------------------------
                                       Secretary